Exhibit 3(i)

                          CERTIFICATE OF INCORPORATION
                                       OF
                        CORNERSTONE FINANCIAL CORPORATION


        THIS IS TO CERTIFY THAT, there is hereby organized a corporation under and by virtue of N.J.S.A. 14A:1-1 et seq., the "New Jersey Business Corporation Act."


                                    ARTICLE I
                                 CORPORATE NAME

         The name of the Corporation shall be Cornerstone Financial Corporation.

                                   ARTICLE II
                     REGISTERED OFFICE AND REGISTERED AGENT

         The address of the Corporation's registered office is:

                                    Cornerstone Financial Corporation
                                    C/O Cornerstone Bank
                                    6000 Midlantic Drive
                                    Suite 120S
                                    Mount Laurel, NJ 08054

         The name of the registered agent at that address is:

                                    George W. Matteo, Jr.
                                    Chairman, President and
                                    Chief Executive Officer


                                   ARTICLE III
               INITIAL BOARD OF DIRECTORS AND NUMBER OF DIRECTORS

         The number of directors shall be governed by the By-laws of the Corporation. The number of directors constituting the initial Board of Directors shall be 9. The names and addresses of the initial Board of Directors are as follows:

         Name                                        Address
         ----                                        -------

George W. Matteo, Jr., Chairman of the Board         c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054

J. Mark Baiada, Director                             c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054


Richard P. Meehan, Jr., CPA, Director                c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054


J. Richard Carnall, Director                         c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054

Gaetano P. Giordano, Director                        c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054

Robert A. Kennedy, Jr., Director                     c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054

Ronald S. Murphy, Director                           c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054


Bruce Paparone, Director                             c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054

Kenneth H. Zekavat                                   c/o Cornerstone Bank
                                                     6000 Midlantic Drive
                                                     Suite 120S
                                                     Mount Laurel, NJ 08054

                                   ARTICLE IV
                                CORPORATE PURPOSE

         The purpose for which the Corporation is organized is to engage in any activities for which corporations may be organized under the New Jersey Business Corporation Act.

                                    ARTICLE V
                                  CAPITAL STOCK

         The Corporation is authorized to issue 10,000,000 shares of common stock, without par value.

                                   ARTICLE VI
                             LIMITATION OF LIABILITY

         Subject to the following, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders. The preceding sentence shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (i) in breach of such person's duty of loyalty to the Corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. If the New Jersey Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer or both of the Corporation shall be eliminated or limited to the fullest extent permitted by the New Jersey Business Corporation Act as so amended. Any amendment to this Certificate of Incorporation, or change in law which authorizes this paragraph, shall not adversely affect any then existing right or protection of a director or officer of the Corporation.


                                   ARTICLE VII
                                 INDEMNIFICATION

         The Corporation shall indemnify its officers, directors, employees and agents and former officers, directors, employees and agents, and any other persons serving at the request of the Corporation as an officer, director, employee or agent of another corporation, association, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) incurred in connection with any pending or threatened action, suit, or proceeding, whether civil, criminal, administrative or investigative, with respect to which such officer, director, employee, agent or other person is a party, or is threatened to be made a party, to the fullest extent permitted by the New Jersey Business Corporation Act. The indemnification provided herein (i) shall not be deemed exclusive of any other right to which any person seeking indemnification may be entitled under any by-law, agreement, or vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity, and (ii) shall inure to the benefit of the heirs, executors, and the administrators of any such person. The Corporation shall have the power, but shall not be obligated, to purchase and maintain insurance on behalf of any person or persons enumerated above against any liability asserted against or incurred by them or any of them arising out of their status as corporate directors, officers, employees, or agents whether or not the Corporation would have the power to indemnify them against such liability under the provisions of this article.

        The Corporation shall, from time to time, reimburse or advance to any person referred to in this article the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action, suit or proceeding referred to in this article, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that the director's or officer's acts or omissions (i) constitute a breach of the director's or officer's duty of loyalty to the corporation or its shareholders,
(ii) were not in good faith, (iii) involved a knowing violation of law, (iv) resulted in the director or officer receiving an improper personal benefit, or
(v) were otherwise of such a character that New Jersey law would require that such amount(s) be repaid.


                                  ARTICLE VIII
                        NAME AND ADDRESS OF INCORPORATOR

         The name and address of the incorporator is:

                                    Robert Schwartz, Esq.
                                    120 Albany Street Plaza
                                    New Brunswick, New Jersey 08901


         IN WITNESS WHEREOF, I, the incorporator of the above named Corporation, being over eighteen years of age, have signed this Certificate of Incorporation on the 17th day of July, 2008.


                                              /s/  Robert A. Schwartz
                                             -----------------------------------
                                                   Robert A. Schwartz
                                                   Incorporator